2 IMPORTANT INFORMAT ION Some of the statements contained in this presentation constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and we intend such statements to be covered by the safe harbor provisions contained therein. Such forward-looking statements are based on the current intent, belief, expectations and views of future events of Advanced Flower Capital Inc. (“Advanced Flower Capital,” “AFC,” the “Company,” “we,” “us,” and “our”). The forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results or performance, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “project,” “could,” “would,” “will,” “can,” “continuing,” “may,” “aim,” “intend,” “ongoing,” “plan,” “predict,” “potential,” “should,” “seeks,” “likely to” or words or phrases of similar meaning. Specifically, this presentation includes forward-looking statements regarding (i) the conversion to a business development company (“BDC”) (the “Conversion”) and the other related transactions, as well as the future financial and operating results, plans, objectives, expectations and intentions of the Company; (ii) our portfolio and strategies for the growth thereof; (iii) our working capital, liquidity and capital requirements; (iv) potential state and federal legislative and regulatory matters; (v) our expectations and estimates regarding certain tax, legal and accounting matters, including the impact on our financial statements and/or those of our borrowers; (vi) the amount, collectability and timing of cash flows, if any, from our loans; (vii) our expected ranges of originations and repayments; (viii) estimates relating to our ability to make distributions to our shareholders in the future; and (ix) our investment strategy. Actual results could differ significantly from the results and events discussed in the forward-looking statements due to the factors set forth under the heading “Cautionary Note Regarding Forward-Looking Statements” under the heading “Risk Factors” in the Annual Report on Form 10-K that we filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2026, and the other documents we file from time to time with the SEC. The forward-looking statements contained in this presentation involve a number of risks and uncertainties, including factors relating to: our new business and investment strategy, our ability to maintain our status as a BDC, our ability to maintain our status under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) as a RIC and our qualification for tax treatment as a RIC; the ability of our Adviser (as defined below) to locate suitable loan opportunities for us and to monitor and actively manage our portfolio and implement our new investment strategy, our expectations for origination targets and repayments, our ability to obtain our target mix of loan and collateral types with our expected ranges of yields, the allocation of loan opportunities to us by our Adviser, our projected operating results, the state of the U.S. economy generally or in the specific geographic regions in which we operate, including as a result of the impact of natural disasters, the impact of a protracted decline in the liquidity of credit markets on our business, the amount, collectability and timing of our cash flows, if any, from our loans, our ability to obtain and maintain competitive financing arrangements, our ability to achieve expected leverage, changes in the value of our loans, our being subject to regulations and SEC oversight as a BDC, including limits on issuance of debt, losses that may arise due to the concentration of our portfolio in a limited number of loans and borrowers, our investment and underwriting process, the rates of default or recovery rates on our loans, the degree to which our hedging strategies may or may not protect us from interest rate volatility, the availability of investment opportunities for us within our investment guidelines, changes in interest rates and impacts of such changes on our results of operations, cash flows and the market value of our loans, interest rate mismatches between our loans and our borrowings used to fund such loans, impact of and changes in governmental regulations, tax law and rates, accounting guidance, tariffs and similar matters, estimates relating to our ability to make distributions to our shareholders in the future, and our understanding of our competition. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make through reports that we have filed, or in the future may file, with the SEC, including the Information Statement, our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Case Studies. The selected investment examples, case studies and/or transaction summaries presented or referred to herein may not be representative of all transactions of a given type or of investments generally and are intended to be illustrative of the types of investments that have been made or may be made by the Company in employing the Company’s investment strategies. It should not be assumed that the Company will make equally successful or comparable investments in the future. Moreover, the actual investments to be made by the Company will be made under different market conditions from those investments presented or referenced and may differ substantially from the investments presented herein as a result of various factors. Prospective investors should also note that the selected investment examples, case studies and/or transaction summaries presented or referred to herein have involved AFC Management, LLC professionals who will be involved with the management and operations of the Company as well as other AFC Management, LLC personnel who will not be involved in the management and operations of the Company. Further investment details are available upon request. Logos. The logos presented herein were not selected based on performance of the applicable company or sponsor to which they pertain. In AFC Management, LLC's and/or the Company's opinion, the logos selected were generally the most applicable examples of the given thesis, theme or trend discussed on the relevant slide(s). All rights to the trademarks and/or logos presented herein belong to their respective owners and the Company's use hereof does not imply an affiliation with, or endorsement by the owners of these logos. Third Party Information. Certain information contained in the materials has been obtained from sources outside AFC, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of AFC Management, LLC, the Company or any of their affiliates, takes any responsibility for, and has not independently verified, any such information.

3 IMPORTANT INFORMAT ION Important Notices This presentation is by Advanced Flower Capital, a publicly traded company that is a non-diversified, externally managed, closed-end management investment company that has elected to be regulated as a BDC and intends to elect to be taxed as a regulated investment company ("RIC") for federal income tax purposes for the year ending December 31, 2026. During the year ended December 31, 2025, the Company elected to be taxed as a REIT for federal income tax purposes. This presentation is provided for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. AFC is not a registered investment adviser. AFC is managed by AFC Management, LLC (“AFCM” or our “Adviser”), a registered investment adviser. This presentation is not a communication by AFCM and is not designed to maintain any existing AFCM client or investor or solicit new AFCM clients or investors. We routinely post important information for investors on our website, www.advancedflowercapital.com. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. AFC encourages investors, analysts, the media and others interested in AFC to monitor the “Investor Relations” section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website under the “Investor Relations” section and enter the required information to enable notifications. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for AFC or any of its affiliates. Certain information contained in the presentation discusses general market activity, industry trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per share, to evaluate our performance excluding the effects of certain transactions and certain GAAP adjustments that we believe are not necessarily indicative of our current loan activity and operations. We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with GAAP. For management description and calculation of Distributable Earnings, see appendix section entitled “Key Definitions and Methodologies”, and for the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures, please refer to the appendix section entitled, “Reconciliation of GAAP Net Income to Distributable Earnings”. We have not provided reconciliations of expected distributable earnings for the future period(s), in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. We are unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include changes in unrealized gains, non-cash equity compensation expenses and the impact of non-cash adjustments for current expected credit losses that are difficult to predict in order to include in a GAAP estimate.

4 Note: Past performance does not predict future returns. Investing involves the risk of loss, and there is no guarantee that the Adviser's strategy will be successful at achieving the Company's objectives or preventing substantial investment losses; Financial and company data as of 2/25/2026 unless otherwise specified. 1. Collective deal experience includes transactions executed prior to AFC’s conversion to a BDC structure on 1/1/2026, at AFC and prior firms. 2. Includes potential syndications; AFC is in various stages of negotiation and has not completed its due diligence process with respect to these projects. As a result, there can be no assurance that we will move forward with any of these potential investments. 3. Represents all deals from 1/1/2020 through 2/25/2026 sourced by AFC’s adviser. 4. Includes amounts committed by affiliated predecessor entities to AFC. 5. Represents the total deal count closed since inception divided by the total count of all deals sourced by AFC’s adviser from 1/1/2020 through 2/25/2026. OVERV IEW AFC is an institutional capital provider specializing in debt investments to (i) lower middle-market businesses across various industries and (ii) companies operating in or adjacent to the cannabis industry We aim to provide attractive risk-adjusted returns through debt investments structured with significant collateral, high interest coverage and favorable pricing We primarily originate, structure, invest and manage debt investments of at least $10 million Senior members of the team have collectively structured over $10 billion in loans and taken four companies public1 On January 1, 2026, AFC completed its conversion from a real estate investment trust (“REIT”) to a business development company (“BDC”) regulated under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Conversion”) Deal Selectivity Since Inception5 Total Commitments Since Inception4 Deals Sourced Since Inception3 Active Pipeline2 Principal Balance Outstanding Current Commitments

5 Apply strengths in lower middle-markets – capabilities & contacts from decades of lending experience Utilize our broad capabilities and expertise to capitalize on AFC’s expanded investable universe Note: Past performance does not predict future returns. Investing involves the risk of loss, and there is no guarantee that the Adviser's strategy will be successful at achieving the Company's objectives or preventing substantial investment losses. INVESTMENT H IGHL IGHTS Multi-channel originations driven by long-standing relationships and internal sourcing efforts 4 5 Underwriting & structuring that leverages our direct lending and structured credit experience Strong alignment of interests with over 25% equity ownership by executive management 2 3 6 Prudent leverage, strong liquidity, meaningful asset coverage and flexible, attractive financing mix Cycle-tested and experienced in structuring complex loans across the full spectrum of private credit1 Proactive monitoring, rigorous valuations and workout protocols – all rooted in a credit-first culture8 7

6 LEADERSH IP  Founded TCG, an alternative asset management platform focused on real estate and strategic private credit investing  Founder and CEO of $5 billion AUM Fifth Street prior to its 2017 sale to Oaktree 30+ YEARS EXPERIENCE  Former CFO of Ascend Wellness Holdings, responsible for accounting, finance, M&A activity and deal structuring  5+ years as Head of Investor Relations for three Fifth Street public entities  7+ years focused on mergers and acquisitions and leveraged loans at CIT Group LEONARD TANNENBAUM Chief Executive Officer DANIEL NEVILLE Chief Financial Officer, Treasurer ROBYN TANNENBAUM President BRANDON HETZEL GABRIEL KATZ JAMES VELGOT Chief Legal Officer Chief Marketing Officer Chairman 30+ YEARS EXPERIENCE12+ YEARS EXPERIENCE15+ YEARS EXPERIENCE15+ YEARS EXPERIENCE 15+ YEARS EXPERIENCE  Former VP of Finance for El-AD National Properties, LLC  Former Manager in REIT audit practice at PwC  Former Corporate & Securities Counsel at AmLaw 100 law firms and Lead Corporate Counsel at a unicorn technology startup  Advised public and private companies in securities offerings and M&A  Former Chief Marketing Officer at Fifth Street Asset Management  Former Global Head of Brand & Strategic Communications at Alliance Bernstein Note: Past performance does not predict future returns. Investing involves the risk of loss, and there is no guarantee that the Adviser's strategy will be successful at achieving the Company's objectives or preventing substantial investment losses.

7 INVESTMENT H IGHL IGHTS Note: Past performance does not predict future returns. Investing involves the risk of loss, and there is no guarantee that the Adviser's strategy will be successful at achieving the Company's objectives or preventing substantial investment losses. Cycle-Tested Management › AFC’s ability to navigate fast- moving markets and underwrite complex credits draws from a deep well of lending, asset management and operational experience Seeking Compelling Investment Returns › Working to capture the benefits from direct originations, with the potential to earn premium yields through selective sourcing, disciplined underwriting and innovative structuring Disciplined Process › Rigorous, repeatable and auditable investment review process applying both an experienced lender’s process and an operator’s lens to underwrite and structure loans Active Portfolio Management › Detailed performance monitoring, stringent reporting cadence, robust valuation procedures, and multiple early- warning systems in place, all supported by a culture of credit Strong Balance Sheet & Liquidity › Prudent cash management for ample liquidity, meaningful asset coverage across investment, and prudent leverage optimized to BDC- appropriate levels

8 BENEF IC IAL STRUCTURE What is a Business Development Company? What are requirements? A closed-end management investment company that has elected to be regulated under the 1940 Act required to invest at least 70% of assets in private or small public companies via long-term debt or equity capital Ordinarily invest via long-term debt or equity capital Maintain total asset coverage of at least 150% Report on Forms 10-K, 10-Q and 8-K Invest at least 70% of assets in eligible U.S. companies Restrict affiliated transactions What are potential benefits of a BDC structure for AFC? As a BDC, AFC can originate direct loans to public and private middle market companies outside of cannabis, a sector facing unique challenges Enables Investments Outside Cannabis As a BDC, AFC will seek to issue loans to both operators lacking RE as well as high-growth plant-touching and ancillary businesses (e.g. brands, software) Expands Opportunity Set Within Cannabis BDCs can offer deal structures better tailored to borrower needs, such as convertible debt, unsecured loans, revenue-linked loans, or equipment financing Increases Flexibility in Loan Structuring The BDC structure provides AFC capacity to increase leverage as it constructs a diversified portfolio of direct loans to the U.S. lower middle markets Optimizes Access to Efficient Capital With a broader mandate, AFC can deploy across industries, loan types and borrower profiles, improving loan selectivity while potentially reducing risks in the portfolio Diversifies Exposures Note: Past performance does not predict future returns. Investing involves the risk of loss, and there is no guarantee that the Adviser's strategy will be successful at achieving the Company's objectives or preventing substantial investment losses.

9 Note: Past performance does not predict future returns. These examples may not be representative of all investments of a given type or of investments generally, both with respect to operating metrics and performance, and it should not be assumed that the Company will make comparable or equally successful investments in the future. Figures are presented for illustrative purposes. Reflects AFC Management, LLC's and/or the Company's views and beliefs as of the date appearing on this material only, subject to change. FOCUSED STRATEGY Credit Characteristics We Seek to Target Credit Characteristics We Seek to Avoid  Cyclical end markets exposed to macro or geopolitical factors  Sectors with poor credit standards from an oversupply of debt  Highly concentrated customer base  Volatile or lumpy cash flows  Undifferentiated product or services with low profit margins ✔ Market leader with pronounced competitive advantages ✔ Proven management team with highly aligned incentives ✔ Variable cost structures designed to meet evolving markets ✔ Appropriate capital structure with low debt multiples and ✔ Conservative leverage and interest coverage ratios Target Characteristics Investment Focus Origination Focus LOAN TYPE TERMS At least $10 million First lien and unitranche debt Co-investments with affiliate investment vehicles CHECK SIZE Cash interest Floating with SOFR floors OID and prepayment fees › Private companies headquartered or mostly operating in the United States › Generating EBITDA of $5 to $50 million › Diverse industry sectors › Financing is often used for expansion capital, acquisitions, refinancings and recapitalizations › Targeting investments in both sponsored (i.e., PE-backed) and direct lending opportunities › Focus on originated loans as opposed to broadly syndicated financings › Typically the sole lender in the tranches in which we invest:  Open to partnering with a small number of lenders in “club” deals

SPONSOR-AGNOSTIC ORIGINATIONS

Pursuing Attractive Deals Regardless of Ownership Structure

Sponsor-Backed Lending

Financing the businesses of issuers owned by PE

Institutional Governance & Reporting

Sponsors typically require regular reporting, clear KPIs and straightforward lender access to performance data

Standardized Operating Processes

Sponsors typically have organized diligence files, established operating systems and defined documentation processes

Strategic Support & Resources

Sponsors often bring playbooks, talent networks, and resources to support growth initiatives

Proactive Portfolio Management

Sponsors typically conduct active monitoring and make timely decisions when performance or conditions shift

Multiple Levers in Downside Scenario

Sponsors typically have options to support the business – equity infusions, operational changes, strategic alternatives

Typical Attributes

Non-Sponsor-Backed Lending

Financing the businesses of issuers under any ownership

Owner-Operator Alignment

Leadership is often closely tied to the long-term health of the business and customer relationships

Operational Continuity

Often long-tenured teams with stable operations, strong industry networks and an institutionalized knowledge base

Structural Simplicity & Transparency

Often clean organizational structures and limited deal-driven complexities support clarity in underwriting

Conservative Balance-Sheet Mindset

Frequently a preference for prudent leverage, disciplined cost control and steady cash-flow management

Long-Term Partnership Focus

Financing decisions are often collaborative and tailored, strengthening long-term lender-borrower alignment

Lending to both borrower types allows us to select what we believe to be the **attractive loans** in our pipeline while **leveraging the distinct advantages of each segment**

Note: **Past performance does not predict future returns.** These examples may not be representative of all investments of a given type or of investments generally, both with respect to operating metrics and performance, and it should not be assumed that the Company will make comparable or equally successful investments in the future. Reflects AFC Management, LLC's and/or the Company's views and beliefs as of the date appearing on this material only, subject to change.

1. PennantPark, *Sponsor Vs. Non-Sponsor Backed Lending, What You Need to Know*, March 2024. The Alts Institute, *Understanding Private Credit: Sponsored vs. Non-Sponsored Financing*, April 2025. Invesco, *Direct Lending's Evolution: A look into sponsored versus non-sponsored*, 8/12/2025. PGIM, *Enhancing Diversification Through Non-Sponsored Direct Lending*, February 2025.

AFC

10

OUR APPROACH

Disciplined and Selective Investment Process

AFC is involved in each phase of the lending process, aiming to source loans with high return potential and downside protection

Sourcing & Originations

- Multi-channel direct originations sourcing from:
  - Strong relationships with sponsors, intermediaries, co-lenders & industry executives
  - Internal direct sourcing led by senior team members, with systematic CRM tracking
- Leading deals allows for stronger controls and greater influence over outcomes
- Deal volume enables high selectivity for quality loans

SOURCE

Selection & Underwriting

- Advance detailed term sheet
- Primary due diligence on company and transaction:
  - Collateral
  - Credit metrics
  - Management team
  - Business plan
  - Company financial strength
  - Regulatory considerations
- Third party diligence via advisors and experts
- Final Investment Committee memo documents the analysis

EVALUATE

Investment Committee

- Investment Committee ("IC") oversees the entire investment process, driving continuous testing of theses and risks
- Scrutinize lender protections, cash flow timing, covenants, inter-creditor agreements
- Each loan must be approved by the Investment Committee
- Management and the investment team have collectively structured over $10 billion in transactions[1]

CLOSE

Portfolio Management

- Monthly meeting to review all portfolio positions:
  - Covenant compliance
  - Board observation rights
  - Current performance v. budget
  - Onsite inspections
  - Internal ratings
- Proactive dialogue with management, agent, sponsor, and industry relationships
- Quarterly portfolio valuations and covenant reviews

MONITOR

Emphasizing **credit discipline** and **risk management** throughout the investment lifecycle

AFC

Note: **Past performance does not predict future returns.** Investing involves the risk of loss, and there is no guarantee that the Adviser's strategy will be successful at achieving the Company's objectives or preventing substantial investment losses.
1. Collective deal experience includes transactions executed prior to AFC's conversion to a BDC structure on 1/1/2026.

11

DIRECT ORIGINATIONS PLATFORM

Broad Sourcing Approach Designed for Robust Proprietary Deal Flow

Multiple Channels Driving Originations

NETWORK-BASED DEAL FLOW

- Co-lenders
- Owners/operators
- Brokers
- PE firms
- BDCs or REITs
- Banks
- Advisory firms
- Service providers

INTERNAL SOURCING

- Internal direct origination efforts provide a unique and proprietary flow of deals
- Pair in-house & 3rd party data for wide visibility on opportunity set in real-time

AFFILIATED STRATEGIES

- Opportunities to be allocated from investments originated by affiliate entities

High-Quality, Actionable Pipeline


$29.4bn
Total Deals Sourced[1]
$1.0bn
Closed Deals Since Inception[2]
$383mm
Current Commitments
$366mm
Principal Balance Outstanding
$1.4bn
Active Pipeline[3]
3.6%
Deal Selectivity[4]

Powerful Deal Flow Engine

QUALITY INBOUNDS

Reflecting the team's product & market knowledge and diverse specializations

MARKET PRESENCE

Maintain reputation as a reliable, skillful lender to the lower middle-market

EXTENSIVE NETWORK

Vast ecosystem of long-standing industry contacts in each target vertical

FLEXIBLE PARTNERSHIP

Driving repeat business with solutions-oriented flexibility and good-faith negotiations

Note: **Past performance does not predict future returns.** Investing involves the risk of loss, and there is no guarantee that the Adviser's strategy will be successful at achieving the Company's objectives or preventing substantial investment losses; All company data as of 2/25/2026.

1. Represents deals sourced by AFC's adviser from 1/1/2020 through 2/25/2026.
2. Includes amounts committed by affiliated predecessor entities to AFC.
3. Includes potential syndications; AFC is in various stages of negotiation and has not completed its due diligence process with respect to these projects. As a result, there can be no assurance that we will move forward with any of these potential investments.
4. Represents the total deal count closed since inception divided by the total count of all deals sourced by AFC's adviser from 1/1/2020 through 2/25/2026.

AFC

12

13 Note: Past performance does not predict future returns. Investing involves the risk of loss, and there is no guarantee that the Adviser's strategy will be successful at achieving the Company's objectives or preventing substantial investment losses. Numbers may not sum due to rounding. 1. Represents total committed principal at closing for outstanding loans as of specified dates (9/30/2024, 12/31/2024, 3/31/2025, 6/30/2025, 9/30/2025, 12/31/2025, and 2/25/2026). Excludes early prepayments. PORTFOL IO Funded Unfunded 1 In $ millions $330 $351 $366 $360 $333 $323 $369 $20 $10 $9 $10 $12 $10 $14 $350 $361 $375 $370 $345 $333 $383 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 2/25/2026

PORTFOLIO

AFC Portfolio Summary

AFC's adviser has reviewed 1,104 deals, representing approximately $29 billion in aggregate value*

1,033 Deals Rejected*

31 Current Deals in Review

15 Current Deals Funded

As of 2/25/2026; In $ millions unless otherwise noted

Loan Name	Original Funding Date[1]	Loan Maturity	AFC Loan, net of Syndication	As % of Total	Total OID[2]	Principal Balance	Cash Interest Rate[3]	Paid In-Kind ("PIK")[2]	Fixed/ Floating	Amort. During Term	YTM[2]
Private Co. A	May-20	May-24	$ 38.1	10.0%	7.7%	$ 46.8	13.0%	2.6%	Fixed	No	-
Sub of Private Co. G	Apr-21	May-26	73.1	19.1%	4.0%	78.8	12.5%	N/A	Fixed	No	-
Private Co. K	Apr-22	May-27	13.2	3.5%	4.0%	12.2	15.7%	2.0%	Floating	Yes	-
Private Co. M	Jul-23	Jul-26	30.0	7.8%	16.0%	23.1	15.0%	N/A	Fixed	Yes	18%
Private Co. N - RE	Mar-24	Apr-28	19.3	5.1%	4.0%	19.3	12.5%	N/A	Floating	Yes	16%
Private Co. N	Mar-24	Apr-28	17.2	4.5%	4.0%	17.2	12.5%	N/A	Floating	Yes	16%
Private Co. Q	Aug-24	Sep-28	11.0	2.9%	3.0%	8.0	13.8%	N/A	Floating	Yes	18%
Private Co. R	Oct-24	Nov-27	41.0	10.7%	2.0%	32.6	12.0%	N/A	Floating	Yes	15%
Private Co. U	Feb-25	Mar-28	15.0	3.9%	2.5%	15.0	14.0%	N/A	Fixed	Yes	17%
Sub of Private Co. V	Apr-25	Apr-29	14.0	3.7%	3.0%	12.4	12.5%	1.5%	Fixed	Yes	17%
Sub of Public Co. S	Aug-25	Aug-30	10.0	2.6%	4.0%	10.0	12.5%	N/A	Fixed	No	15%
Private Co. W	Dec-25	Dec-28	6.0	1.6%	-	5.9	10.0%	N/A	Fixed	Yes	23%
Sub of Public Co. T	Dec-25	Dec-30	5.0	1.3%	-	5.0	10.5%	N/A	Fixed	No	11%
Private Co. X	Jan-26	Feb-31	60.0	15.7%	2.0%	60.0	12.2%	N/A	Floating	Yes	14%
Private Co. Y	Feb-26	Feb-30	29.8	7.8%	2.5%	20.1	7.5%	9.0%	Fixed	Yes	19%
Total Portfolio[4]			**$ 382.7**	**100.0%**	**4.4%**	**$ 366.4**	**12.5%**	**0.9%**			

Note: **Past performance does not predict future returns.** Investing involves the risk of loss, and there is no guarantee that the Adviser's strategy will be successful at achieving AFC's objectives or preventing substantial investment losses. Numbers may not sum due to rounding.

* Represents deals from 1/1/2020 through 2/25/2026 sourced by AFC's adviser; Totals may not sum due to rounding.

1. Loans originated prior to 7/31/2020 were purchased from affiliated entities at fair value, approximating accreted or amortized cost plus accrued interest on 7/31/2020 and excluding prepayments.
2. See appendix section entitled "Definitions" for management description and calculation of yield to maturity ("YTM"), paid in-kind ("PIK") and Origination Issue Discount ("OID").
3. Future Cash Interest Rate on loans with floating rates are based on its 2/25/2026 benchmark rate.
4. Portfolio Totals for Cash Interest Rate, Original Issue Discount and Paid In-Kind are calculated as a weighted average rate by principal balance outstanding.

AFC

14

NASDAQ :AFCG | FOURTH QUARTER & FULL YEAR 2025

16 FOURTH QUARTER & FULL YEAR 2025 RESULTS As of December 31, 2025 2024 Assets Loans held for investment at fair value (cost of $53,744,253 and $50,241,018 at December 31, 2025 and 2024, respectively, net) 26,080,763$ 30,510,804$ Loans held for investment at carrying value, net 253,625,119 293,262,374 Loan receivable held at carrying value, net – 1,895,638 Current expected credit loss reserve (46,059,838) (30,419,677) Loans held for investment at carrying value and loan receivable held at carrying value, net of current expected credit loss reserve 207,565,281 264,738,335 Cash and cash equivalents 38,605,507 103,610,460 Interest receivable 899,382 1,982,897 Prepaid expenses and other assets 2,443,814 1,214,817 Total assets 275,594,747$ 402,057,313$ Liabilities Accrued interest 763,180$ 894,611$ Due to affiliate – 6,754 Dividends payable – 7,369,866 Current expected credit loss reserve 76,469 166,702 Accrued management and incentive fees 716,181 1,932,246 Accrued direct administrative expenses 374,852 1,197,518 Accounts payable and other liabilities 773,585 501,328 Senior notes payable, net 76,322,493 88,612,150 Line of credit payable 21,000,000 60,000,000 Line of credit payable to affiliate – 40,000,000 Total liabilities 100,026,760 200,681,175 Commitments and contingencies (Note 9) Shareholders’ equity Preferred stock, par value $0.01 per share, 10,000 shares authorized at December 31, 2025 and 2024 and 0 shares issued and outstanding at December 31, 2025 and 2024, respectively – – Common stock, par value $0.01 per share, 50,000,000 shares authorized at December 31, 2025 and 2024 and 23,528,844 and 22,332,927 shares issued and outstanding at December 31, 2025 and 2024, respectively 235,288 223,329 Additional paid-in capital 258,694,609 251,865,763 Accumulated (deficit) earnings (83,361,910) (50,712,954) Total shareholders’ equity 175,567,987 201,376,138 Total liabilities and shareholders’ equity 275,594,747$ 402,057,313$

17 FOURTH QUARTER & FULL YEAR 2025 RESULTS Three Months Ended Year Ended December 31, 2025 December 31, 2025 Revenue Interest income 6,640,305$ 31,322,137$ Interest expense (1,453,964) (6,758,536) Net interest income 5,186,341 24,563,601 Expenses Management and incentive fees, net (less rebate of $229,440 and $854,432, respectively) 716,181 2,927,867 General and administrative expenses 976,593 3,231,642 Stock-based compensation 5,315,118 6,840,805 Professional fees 363,518 1,451,361 BDC conversion expenses 428,082 1,234,054 Total expenses 7,799,492 15,685,729 Provision for current expected credit losses (65,786) (22,590,706) Gain on extinguishment of debt 359,305 359,305 Change in unrealized gains (losses) on loans at fair value, net 3,520,599 (7,933,276) Net income (loss) before income taxes 1,200,967 (21,286,805) Income tax expense (benefit) 286,921 (613,379) Net income (loss) 914,046$ (20,673,426)$ Earnings per common share: Basic 0.04$ (0.95)$ Diluted 0.04$ (0.95)$ Weighted average number of common shares outstanding: Basic weighted average shares of common stock outstanding 22,652,344 22,246,019 Diluted weighted average shares of common stock outstanding 22,739,319 22,282,784

18 Note: For further management description and calculation of Distributable Earnings, see appendix section titled “Definitions”. 1. The provision for current expected credit losses is presented net of any write-offs. FOURTH QUARTER & FULL YEAR 2025 RESULTS Three Months Ended Year Ended December 31, 2025 December 31, 2025 Net income (loss) 914,046$ (20,673,426)$ Adjustments to net income (loss): Stock-based compensation expense 5,315,118 6,840,805 Depreciation and amortization – – Unrealized (gains) losses or other non-cash items (3,520,599) 7,933,276 (Reversal of) provision for current expected credit losses(1) (5,197,746) 15,549,928 TRS income, net of dividends (324,560) (996,290) One-time events pursuant to changes in GAAP and certain non-cash charges – – Distributable earnings (2,813,741)$ 8,654,293$ Basic weighted average shares of common stock outstanding 22,652,344 22,246,019 Distributable earnings per basic weighted average share (0.12)$ 0.39$

19 Distributable Earnings The determination of Distributable Earnings is substantially similar to the determination of Core Earnings under our Management Agreement, provided that Core Earnings is a component of the calculation of any Incentive Fees earned under the Management Agreement for the applicable time period, and thus Core Earnings is calculated prior to Incentive Fee expense, while the calculation of Distributable Earnings accounts for any Incentive Fees earned for such time period. We define Distributable Earnings as, for a specified period, the net income (loss) computed in accordance with GAAP, excluding (i) stock-based compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss); provided that Distributable Earnings does not exclude, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash, (iv) provision for (reversal of) current expected credit losses, (v) taxable REIT subsidiary (“TRS”) (income) loss, net of any dividends received from TRS, and (vi) one-time events pursuant to changes in GAAP and certain non-cash charges, in each case after discussions between our adviser and our independent directors and after approval by a majority of such independent directors. We caution readers that our methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our reported Distributable Earnings may not be comparable to similar measures presented by other REITs. We have not provided reconciliations of expected distributable earnings for the future period(s), in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. We are unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include changes in unrealized gains, non-cash equity compensation expenses and the impact of non-cash adjustments for current expected credit losses that are difficult to predict in order to include in a GAAP estimate. Please see page 18 for a reconciliation of GAAP net income to Distributable Earnings. Origination Issue Discount (“OID”) Origination Issue Discount (“OID”) is recognized as a discount to the funded loan principal and is accreted to income over the term of the loan. Loans originated before July 31, 2020 were acquired by us, net of unaccreted OID, which we accrete to income over the remaining term of the loan. In some cases, additional OID is recognized from additional purchase discounts attributed to the fair value of equity positions that were separated from the loans prior to our acquisition of such loans. The estimated YTM Future Cash Interest Rate on loans with floating rates are based on its February 25, 2026, benchmark rate. Yield to Maturity (“YTM”) YTM excludes loans on nonaccrual status. Estimated YTM includes a variety of fees and features that affect the total yield, which may include, but is not limited to, OID, exit fees, prepayment fees, unused fees and contingent features. The estimated YTM calculations require management to make estimates and assumptions, including, but not limited to, the timing and amounts of loan draws on delayed draw loans, the timing collectability of exit fees, the probability and timing of prepayments and the probability of contingent features occurring. For example, certain credit agreements may contain provisions pursuant to which certain PIK interest rates and fees earned by us under such credit agreements will decrease upon the satisfaction of certain specified criteria which we believe may improve the risk profile of the applicable borrower. To be conservative, we have not assumed any prepayment penalties or early payoffs in our estimated YTM calculation. Estimated YTM is based on current management estimates and assumptions, which may change. Actual results could differ from those estimates and assumptions.